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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF TIME WARNER INC.

     Set forth below are the names of certain subsidiaries, at least 50% owned, directly or indirectly, of Time Warner and TWE as of December 31, 1997, unless otherwise indicated. Certain subsidiaries which when considered in the aggregate would not constitute a significant subsidiary are omitted from the list below. Indented subsidiaries are direct subsidiaries of the company under which they are indented.

                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
TIME WARNER INC. (Registrant):                                                                      Delaware
  Turner Broadcasting System, Inc...............................................       100      Georgia
     Turner Arena Productions and Sales, Inc....................................       100      Georgia
       Atlanta Coliseum, Inc....................................................       100      Georgia
       The Omni Promotions Management Company...................................       100      Georgia
       Seats, Inc...............................................................       100      Georgia
     Atlanta National League Baseball Club, Inc.................................       100      Georgia
     Hawks Basketball, Inc......................................................       100      Georgia
       Atlanta Hawks, L.P.......................................................       100      Georgia
     Cable News Network, Inc....................................................       100      Georgia
       Cable News International, Inc............................................       100      Delaware
       CNN America, Inc.........................................................       100      Delaware
       CNN Germany, Inc.........................................................       100      Georgia
     CNN Newsource Sales, Inc...................................................       100      Georgia
     Castle Rock Entertainment, Inc.............................................       100      Georgia
       Castle Rock Entertainment................................................       100(1)   California
     Goodwill Games, Inc........................................................       100      Georgia
     HB Holding Co..............................................................       100      Delaware
       Hanna-Barbera Entertainment Co., Inc.....................................       100      California
     New Line Cinema Corporation................................................       100      Delaware
     Turner Entertainment Group, Inc............................................       100      Georgia
       Turner Entertainment Networks, Inc.......................................       100      Georgia
          Turner Entertainment Networks Asia, Inc...............................       100      Georgia
          Turner Network Television, Inc........................................       100      Georgia
            Superstation, Inc...................................................       100      Georgia
               Turner Original Productions, Inc.................................       100      Georgia
            The Cartoon Network, Inc............................................       100      Georgia
            Turner Classic Movies, Inc..........................................       100      Georgia
          Turner Home Entertainment, Inc........................................       100      Georgia
            Turner Learning, Inc................................................       100      Georgia
            Turner Publishing, Inc..............................................       100      Georgia
            Turner Retail Company...............................................       100      Georgia
     Turner Pictures Group, Inc.................................................       100      Georgia
          Turner Entertainment Co...............................................       100      Georgia
            H-B Distribution Co.................................................       100      Georgia
     TBS Funding Corp...........................................................       100      Georgia
     Turner Broadcasting Sales, Inc.............................................       100      Georgia
     Turner Broadcasting System Asia Pacific, Inc...............................       100      Georgia
     Turner Home Satellite, Inc.................................................       100      Georgia
     Turner Broadcasting System Limited.........................................       100      U.K.
       Turner International Advertising Sales Limited...........................       100      U.K.
       Turner International Network Sales Limited...............................       100      U.K.

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
     Turner International, Inc..................................................       100      Georgia
     Turner Network Sales, Inc..................................................       100      Georgia
     Turner Omni Venture, Inc...................................................       100      Georgia
     ICC Ventures, Inc..........................................................       100      Georgia
       CNN Center Ventures......................................................       100(2)   Georgia
     Turner Private Networks, Inc...............................................       100      Georgia
     Turner Properties, Inc.....................................................       100      Georgia
     Turner Sports, Inc.........................................................       100      Georgia
       Turner Sports International Enterprises, Inc.............................       100      Georgia
     World Championship Wrestling, Inc..........................................       100      Georgia
  Time Warner Companies, Inc....................................................       100      Delaware
     Asiaweek Limited...........................................................        80      Hong Kong
     Sunset Publishing Corporation..............................................       100      Delaware
     Time International Inc.....................................................       100      Delaware
     Time Inc.(3)...............................................................       100      Delaware
       American Family Enterprises (partnership)................................        50      New York
       Book-of-the-Month Club, Inc..............................................       100      New York
       Entertainment Weekly, Inc................................................       100      Delaware
       Little, Brown and Company (Inc.).........................................       100      Massachusetts
       Time Distribution Services, Inc..........................................       100      Delaware
       Time Customer Serivce, Inc...............................................       100      Delaware
       Time Publishing Ventures, Inc............................................       100      Delaware
          Southern Progress Corporation(4)......................................       100      Delaware
       Time Inc. Ventures.......................................................       100      Delaware
          Health Publications, Inc..............................................       100      Delaware
            Hippocrates Partners (partnership)..................................        50      California
       TWC Ventures.............................................................       100      Delaware
       Time Life Inc............................................................       100      Delaware
          Time-Life Customer Service, Inc.......................................       100      Delaware
       Warner Books, Inc........................................................       100      New York
       Warner Publisher Services Inc............................................       100      New York
     Time TBS Holdings, Inc.....................................................       100      Delaware
     TW Service Holding I, L.P. (partnership)...................................       (5)      Delaware
     TW Service Holding II, L.P. (partnership)..................................       (5)      Delaware
       TW Programming Co. (partnership).........................................       (6)      New York
       TW Cable Service Co. (partnership).......................................       (7)      New York
       Time Warner Connect (partnership)........................................       (7)      New York
     WCI Record Club Inc........................................................       100(8)   Delaware
       The Columbia House Company (partnership).................................        50      New York
     Warner Communications Inc..................................................       100      Delaware
       DC Comics (partnership)..................................................        50(9)   New York
       Warner-Tamerlane Publishing Corp.........................................       100      California
       WB Music Corp............................................................       100      California
       HBO Film Management, Inc.................................................       100      Delaware
       NPP Music Corp...........................................................       100      Delaware
       Warner/Chappell Music, Inc...............................................       100      Delaware
          Warner Bros. Music International Inc..................................       100      Delaware
               Warner Bros. Publications U.S. Inc...............................       100      New York
                 New Chappell Inc.(10)..........................................       100      Delaware
          Super Hype Publishing, Inc............................................       100      New York

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
          Cotillion Music, Inc..................................................       100      Delaware
          Walden Music, Inc.....................................................       100      New York
          Summy-Birchard, Inc...................................................       100      Wyoming
          CPP/Belwin, Inc.......................................................       100      Delaware
       Lorimar Motion Picture Management, Inc...................................       100      California
       E.C. Publications, Inc...................................................       100      New York
       Warner Music Group Inc...................................................       100      Delaware
       Warner Bros. Records Inc.................................................       100      Delaware
          Atlantic Recording Corporation........................................       100      Delaware
          Warner-Elektra-Atlantic Corporation...................................       100      New York
       WEA International Inc.(11)...............................................       100      Delaware
          Warner Music Canada Ltd...............................................       100      Canada
            The Columbia House Company (Canada) (partnership)...................        50      Canada
       Warner Special Products Inc..............................................       100      Delaware
          Warner Custom Music Corp..............................................       100      California
       WEA Manufacturing Inc....................................................       100      Delaware
          Allied Record Company.................................................       100      California
       Time Warner Limited......................................................       100      U.K.
          Warner Music International Services Ltd...............................       100      U.K.
            Time Warner UK Limited..............................................       100      U.K.
            Warner Chappell Music Group (UK) Ltd................................       100      U.K.
               Warner Chappell Music Limited....................................       100      U.K.
                 Magnet Music Ltd...............................................       100      U.K.
            Warner Music (U.K.) Limited.........................................       100      U.K.
       Ivy Hill Corporation.....................................................       100      Delaware
       TWI Ventures Ltd.........................................................       100      Delaware
     American Television and Communications Corporation ('ATC').................       100(12)  Delaware
       ATC/PPV, Inc.............................................................       100      Delaware
       Philadelphia Community Antenna Television Company........................       100      Pennsylvania
     TWI Cable Inc.(13).........................................................       100      Delaware
       TW/Kblcom Inc.(14).......................................................       100      Delaware
          KBL Communications, Inc...............................................       100      Delaware
            Paragon Communications (partnership)................................       100(15)  Colorado
       Summit Communications Group, Inc.........................................       100      Delaware
          Summit Cable Inc......................................................       100      Delaware
            Summit Cable Services of Georgia, Inc...............................       100      Delaware
            Summit Cable Services of Forsyth County, Inc........................       100      Delaware
            Summit Cable Services of Thom-A-Lex, Inc............................       100      Delaware
     TW/TAE Holding, Inc........................................................       100      Delaware
       TW/TAE, Inc..............................................................       100      Delaware

SUBSIDIARIES OF TIME WARNER ENTERTAINMENT COMPANY, L.P.

Time Warner Entertainment-Advance/Newhouse Partnership..........................        66.67   New York
  CV of Viera Joint Venture (partnership).......................................        50      Florida
Time Warner Communications Holdings Inc.(16)....................................       100      Delaware
Century Venture Corporation.....................................................        50      Delaware
Erie Telecommunications, Inc....................................................        54.19   Pennsylvania
Kansas City Cable Partners......................................................        50      Colorado
Time Warner Cable New Zealand Holdings Ltd......................................       100(17)  New Zealand
Public Cable Company (partnership)..............................................        77      Maine

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
Queens Inner Unity Cable System.................................................       66.01    New York
Comedy Partners, L.P. (partnership).............................................        50      New York
Warner Cable of Vermont Inc.....................................................       100      Delaware
HBO Direct, Inc.................................................................       100      Delaware
  TWE Asia, Inc.................................................................       100      Delaware
  TW Buffer Inc.................................................................       100      Delaware
     Warner Bros. (F.E.) Inc....................................................       100      Delaware
     Warner Bros. (Japan) Inc...................................................       100      Delaware
     Warner Bros. (South) Inc...................................................       100      Delaware
     Warner Bros. (Transatlantic) Inc...........................................       100      Delaware
       Bethel Productions Inc...................................................       100      Delaware
     Warner Films Consolidated Inc..............................................       100      Delaware
       Exeter Distributing Inc..................................................       100      Delaware
       Riverside Avenue Distributing Inc........................................       100      Delaware
HBO Asia Holdings, L.P. (partnership)...........................................       100(18)  Delaware
  HBO Pacific Partners, C.V.....................................................        83.33   Neth. Antiles
     Home Box Office (Singapore) Pty. Ltd.......................................       100      Singapore
Turner/HBO Ltd. Purpose Joint Venture (partnership).............................        50      New York
Acapulco 37 S.A. de C.V.........................................................       100      Mexico
Warner Bros. Gesellschaft mbH...................................................       100      Austria
Time Warner Entertainment Limited...............................................       100      U.K.
  The Bountiful Company Limited.................................................        50      U.K.
  Warner Bros. Studio Stores Ltd................................................       100      U.K.
  Warner Bros. Consumer Products (UK) Ltd.......................................       100      U.K.
  TWE Finance Limited...........................................................       100      U.K.
  Warner Bros. Theatres Ltd.....................................................       100      U.K.
  Warner Bros. Distributors Ltd.................................................       100      U.K.
     Lorimar Telepictures International Ltd.....................................       100      U.K.
       Warner Bros. International Television Distribution Italia S.p.A..........       100      Italy
  Warner Bros. Theatres (U.K.) Limited..........................................       100      U.K.
     Warner Bros. Theatres Advertising Agency Limited...........................       100      U.K.
  Warner Bros. Productions Limited..............................................       100      U.K.
  Warner Home Video (U.K.) Limited..............................................       100      U.K.
Lorimar Distribution International (Canada) Corp................................       100      Canada
Lorimar Canada Inc..............................................................       100      Canada
Productions et Editions Cinematographiques Francaises SARL (PECF)...............       100      France
  Warner Home Video France S.A..................................................       100      France
Time Warner Entertainment Australia Pty. Ltd....................................       100      Australia
  Lorimar Telepictures Pty. Limited.............................................       100      Australia
  Warner Bros. (Australia) Pty. Ltd.............................................       100      Australia
  Warner Holdings Australia Pty. Limited........................................       100      Australia
     Warner Bros. Properties (Australia) Pty. Ltd...............................       100      Australia
     Warner Bros. Theatres (Australia) Pty. Limited.............................       100      Australia
     Warner World Australia Pty. Limited........................................       100      Australia
       Movie World Enterprises Partnership (partnership)........................        50      Australia
     Warner Home Video Pty. Limited.............................................       100      Australia
       Warner Bros. Video Pty. Ltd..............................................       100      Australia
     Warner Sea World Aviation Pty. Ltd.........................................       100      Australia
       Sea World Aviation Partnership (partnership).............................        50      Australia
     Warner Sea World Investments Pty. Limited..................................       100      Australia

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
       Sari Lodge Pty. Limited..................................................        50      Australia
          Sea World Management Pty. Ltd.........................................       100      Australia
     Warner Sea World Operations Pty. Ltd.......................................       100      Australia
       Sea World Enterprises Partnership (partnership)..........................        50      Australia
     Warner Sea World Units Pty. Ltd............................................       100      Australia
Time Warner Germany Holding GmbH................................................       100(19)  Germany
  Time Warner Entertainment Germany GmbH........................................       100      Germany
     Time Warner Entertainment Germany GmbH and Co. OHG.........................       100(20)  Germany
       Warner Bros. Movie World GmbH & Co. KG...................................        60      Germany
     Warner Bros. Deutschland Pay TV GmbH.......................................       100      Germany
     Warner Home Video GmbH.....................................................       100      Germany
       Warner Home Video Spol SRO...............................................       100      Czech Republic
     GWHS Grundstrucks Verwaltungs GmbH.........................................       100      Germany
     Warner Bros. Film GmbH.....................................................       100      Germany
       Warner Bros. Film GmbH Kinobetriebe......................................       100      Germany
       Warner Bros. Film GmbH Multiplex Cinemas Mulheim.........................       100      Germany
Time Warner Merchandising Canada Inc............................................       100      Canada
Warner Bros. Canada Inc.........................................................       100      Canada
Warner Bros. Distributing (Canada) Limited......................................       100      Canada
Warner Home Video (Canada) Ltd..................................................       100      Canada
Warner Bros. (Africa) (Pty) Ltd.................................................       100      So. Africa
Warner Bros. Belgium SA/NV......................................................       100      Belgium
Warner Bros. (D) A/S............................................................       100      Denmark
  Warner & Metronome Films A/S..................................................        50      Denmark
  Warner Bros. Theatres Denmark A/S.............................................       100      Denmark
     Scala Biografome I/S (partnership).........................................        50      Denmark
     Dagmar Teatret I/S (partnership)...........................................        50      Denmark
Warner Bros. Film Ve Video Sanayi Ve Ticaret A.S................................       100      Turkey
Warner Bros. Finland OY.........................................................       100      Finland
Warner Bros. (Holland) B.V......................................................       100      Netherlands
  Warner Home Video (Nederland) B.V.............................................       100      Netherlands
  Warner Bros. Theatres (Holland) B.V...........................................       100      Netherlands
Warner Bros. Holdings Sweden AB.................................................       100      Sweden
  Warner Bros. (Sweden) AB......................................................       100      Sweden
  Warner Home Video (Sweden) AB.................................................       100      Sweden
Warner Bros. Italia S.p.A.......................................................       100      Italy
  Warner Entertainment Italia S.r.L.............................................       100      Italy
Warner Bros. (Korea) Inc........................................................       100      Korea
Warner Bros. (Mexico) S.A.......................................................       100      Mexico
Warner Bros. (N.Z.) Limited.....................................................       100      New Zealand
  Warner Home Video (N.Z.) Limited..............................................       100      New Zealand
Warner Bros. Norway A/S.........................................................       100      Norway
Warner Bros. Singapore Pte. Ltd.................................................       100      Singapore
Warner Home Video (Ireland) Ltd.................................................       100      Ireland
Warner Home Video Portugal Lda..................................................       100      Portugal
Warner-Lusomundo Sociedade Iberica de Cinemas Lda...............................        50      Portugal
Warner Home Video Espanola S.A..................................................       100      Spain
  Warner Bros. Consumer Products S.A............................................       100      Spain
Warner Mycal Corporation........................................................        50      Japan
Kabelkom Management Co. (partnership)(21).......................................        50      Delaware

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
                                                                                   PERCENTAGE      STATE OR OTHER
                                                                                    OWNED BY       JURISDICTION OF
                                                                                   IMMEDIATE      INCORPORATION OR
                                      NAME                                           PARENT         ORGANIZATION
--------------------------------------------------------------------------------   ----------   ---------------------
Hungary Holding Co..............................................................       100(19)  Delaware
  Kabelkom Holding Co. (partnership)(21)........................................        50      Delaware
Quincy Jones Entertainment Company L.P. (partnership)...........................        50      Delaware
DC Comics (partnership).........................................................        50(9)   New York
HBO Ceska Republika, S.R.O......................................................       100      Czech Republic

------------

 (1) TBS owns 69.31% and Castle Rock Entertainment, Inc. owns 30.69%.

 (2) Turner Omni Venture, Inc. owns 75% and ICC Ventures, Inc. owns 25%.

 (3) The names of five subsidiaries of Time Inc. carrying on the magazine publishing business are omitted.

 (4) The names of nine subsidiaries of Southern Progress Corporation carrying on the magazine or book publishing business are omitted.

 (5) The General Partners of TWE own 87.5% and TW/TAE, Inc. and Time Warner Companies, Inc. each own 6.25% as limited partners.

 (6) TWE owns 99% and TW Service Holding II, L.P. owns 1%.

 (7) TW Service Holding I, L.P. owns 99% and TW Service Holding II, L.P. owns
     1%.

 (8) Time Warner Companies, Inc. owns 80% and Warner Communications Inc. owns
     20%.

 (9) Warner Communications Inc. owns 50% and TWE owns 50%.

(10) The names of 16 subsidiaries of New Chappell Inc. carrying on substantially the same music publishing operations in foreign countries are omitted.

(11) The names of 34 subsidiaries of WEA International Inc. carrying on substantially the same record, tape and video cassette distribution operations in foreign countries are omitted.

(12) Time Warner Companies, Inc. owns 86.34%, Warner Communications Inc. owns 7.8% and Time TBS Holdings, Inc. owns 5.86%.

(13) The names of 42 subsidiaries of TWI Cable Inc. carrying on the cable television business are omitted.

(14) The names of 21 subsidiaries of TW/Kblcom Inc. carrying on the cable television business are omitted.

(15) KBL Communications Inc. owns 54.0797% of Paragon Communications, ATC owns 0.6672% and the remaining 45.2531% is owned by TWI Cable Inc. through its subsidiaries.

(16) The names of 21 subsidiaries of Time Warner Communications Holdings Inc. carrying on the same alternate access operations are omitted.

(17) TWE owns 99% and Time Warner Companies, Inc. owns 1%.

(18) TWE owns 99% and TWE Asia Inc. owns 1%.

(19) TWE owns 99% and HBO Direct, Inc. owns 1%.

(20) Time Warner Entertainment Germany GmbH owns 85% and Time Warner Germany Holding GmbH owns 15%.

(21) The names of 13 subsidiaries of Kabelkom Management Co. and Kabelkom Holding Co. carrying on substantially the same cable television operations in Hungary are omitted.

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